EXHIBIT 10.7
FIRST AMENDMENT TO FIRST AMENDED
AND RESTATED UNSECURED CREDIT AGREEMENT
     This FIRST AMENDMENT TO FIRST AMENDED AND RESTATED UNSECURED CREDIT AGREEMENT (this “Amendment”) is made as of November 3, 2006 (the “Effective Date”) by and among BIOMED REALTY, L.P., a Maryland limited partnership (the “Borrower”), KEYBANK NATIONAL ASSOCIATION and the several other banks and financial institutions identified on the signature pages hereof (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, not individually, but as “Agent”.
RECITALS
     A. The Borrower, the Agent and the Lenders are parties to a First Amended and Restated Unsecured Credit Agreement dated as of June 28, 2006 (as it may hereafter be amended from time to time, the “Credit Agreement”). All terms used herein and not otherwise defined shall have the same meanings given to them in the Credit Agreement.
     B. The Borrower and the Requisite Lenders wish to amend the Credit Agreement to modify certain covenants set forth in the Credit Agreement, all as set forth herein.
AGREEMENTS
          1. New Definition. As of the Effective Date, the following new definition is added to Section 1.1 of the Credit Agreement in the applicable alphabetical order:
     “CFLS Project” means that certain Project known as the Center for Life Sciences Building located at 3 Blackfan Street, Boston, Massachusetts, consisting of approximately 1.520 acres of land on which an eighteen (18) story office building/laboratory research center containing approximately 705,642 rentable square feet is under construction and which is being acquired in fee simple by a Wholly-Owned Subsidiary of Borrower.
          2. Permitted Investments. As of the Effective Date, Section 6.13(b) of the Credit Agreement is amended and restated to read as follows:
     (b) permit the sum of (i) the aggregate amount invested by the Consolidated Group in Projects owned by the Consolidated Group that are under development, excluding the CFLS Project, plus (ii) the Consolidated Group Pro Rata Share of any amounts so invested by the Investment Affiliates in Projects owned by the Investment Affiliates that are under development to exceed 20% of Gross Asset Value (with Projects under development ceasing to be treated as such when GAAP permits such Project to be classified as an operating asset);
          3. Exhibit B. To reflect the changes made by this Amendment, Exhibit B, Form of Compliance Certificate, is hereby deleted and replaced by Exhibit B (Revised) Form of Compliance Certificate attached to this Amendment and made a part hereof.

          4. Miscellaneous.
     (i) The Borrower represents and warrants to the Lenders that (i) after giving effect to this Amendment, no Default or Unmatured Default exists, (ii) the Credit Agreement is in full force and effect, and (iii) the Borrower has no defenses or offsets to, or claims or counterclaims, relating to, its obligations under the Credit Agreement.
     (ii) All of the obligations of the parties to the Credit Agreement, as amended hereby, are hereby ratified and confirmed. All references in the Loan Documents to the “Credit Agreement” henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.
     (iii) Nothing contained in this Amendment shall be construed to disturb, discharge, cancel, impair or extinguish the indebtedness evidenced by the existing Notes and secured by the Loan Documents or waive, release, impair, or affect the liens arising under the Loan Documents or the validity or priority thereof.
     (iv) In the event of a conflict or inconsistency between the provisions of the Loan Documents and the provisions of this Amendment, the provisions of this Amendment shall govern. The provisions of this Amendment, the Credit Agreement, and the other Loan Documents are in full force and effect except as amended herein and the Loan Documents as so amended are ratified and confirmed hereby by the Borrower.
     (v) The Borrower agrees to reimburse the Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment.
     (vi) This Amendment may be executed in counterparts which, taken together, shall constitute a single document.

     IN WITNESS WHEREOF, Borrower and the Requisite Lenders have caused this First Amendment to First Amended and Restated Unsecured Credit Agreement to be duly executed as of the date first above written.

BORROWER:

BIOMED REALTY, L.P., a Maryland limited partnership

By:	BioMed Realty Trust, Inc., its sole general partner

	By:	/s/ KENT GRIFFIN

	Name:	Kent Griffin

	Title:	Chief Financial Officer

Address:

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent

By:	/s/ SCOTT CHILDS

Name:	Scott Childs

Title:	Vice President

Address:

BANKS:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ SCOTT CHILDS

Name:	Scott Childs

Title:	Vice President

Address:

U.S. BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ NICOLE K. WRIGHT

Name:	Nicole K. Wright

Title:	Vice President

Address:

SOCIETE GENERALE

By:	/s/ C.H. BUTTERWORTH

Name:	C.H. Butterworth

Title:	Director

Address:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ JOHN MIX

Name:	John Mix

Title:	SVP

Address:

WELLS FARGO NATIONAL ASSOCIATION

By:	/s/ CARA D’ANGELO

Name:	Cara D’Angelo

Title:	Vice President

Address:

CHARTER ONE BANK, N.A.

By:	/s/ MICHELE S. JAWYN

Name:	Michele S. Jawyn

Title:	Vice President

Address:

WACHOVIA BANK, N.A.

By:	/s/ ROBERT P. MACGREGOR

Name:	Robert P. MacGregor

Title:	Vice President

Address:

TD BANKNORTH, N.A.

By:	/s/ CHARLES A. WALKER

Name:	Charles A. Walker

Title:	Senior Vice President

Address:

ROYAL BANK OF CANADA

By:	/s/ DAN LEPAGE

Name:	Dan LePage

Title:	Managing Director

Address:

SOVEREIGN BANK

By:	/s/ ERIN T. ASLAKSON

Name:	Erin T. Aslakson

Title:	Assistant Vice President

Address:

NATIONAL CITY BANK

By:	/s/ SEAN APICELLA

Name:	Sean Apicella

Title:	Assistant Vice President

Address:

RAYMOND JAMES BANK, FSB

By:	/s/ LAURENS F. SCHAAD JR.

Name:	Laurens F. Schaad Jr.

Title:	Vice President

Address:

FIRST HORIZON BANK,
a division of First Tennessee Bank

By:	/s/ KENNETH W. RUB

Name:	Kenneth W. Rub

Title:	Vice President

Address:

MEGA INTERNATIONAL COMMERCIAL BANK, NEW YORK BRANCH (f/k/a “The International Commercial Bank of China, New York Agency”)

By:	/s/ TSANG-PEI HSU

Name:	Tsang-Pei Hsu

Title:	VP & Deputy General Manager

Address:

COMERICA BANK

By:	/s/ JAMES GRAYCHECK

Name:	James Graycheck

Title:	Vice President

Address:

COMPASS BANK, an Alabama banking corporation

By:	/s/ JOHANNA DUKE PALEY

Name:	Johanna Duke Paley

Title:	Senior Vice President

Address: